Exhibit 10.5

AGREEMENT AND AMENDMENT NO. 3

TO AGREEMENT AND PLAN OF MERGER

Agreement and Amendment No. 3 dated as of September 8, 2004 (this “Agreement”) relating to the Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement”) dated as of July 2, 2003 among BTI Telecom Corp., ITC^DeltaCom, Inc., 8DBC1 Corp. and the WCAS Securityholders named therein. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Merger Agreement.

The parties hereto agree as follows:

1. Section 8.21 of the Merger Agreement shall terminate automatically and without any further action by any of the parties, and the WCAS Securityholders shall thenceforth have no further obligations thereunder, if, on or prior to the expiration of the Commitment Period, Parent shall have consummated either (i) the acquisition by merger of Florida Digital Network, Inc. pursuant to an Agreement and Plan of Merger dated as of the date hereof, as it may be amended from time to time, by and among Parent, Boatramp Co., a Delaware corporation and a wholly owned subsidiary of Parent, Florida Digital Network, Inc. and certain stockholders of Florida Digital Network, Inc. listed on the signature pages thereof, or (ii) the acquisition by merger of NT Corporation pursuant to an Agreement and Plan of Merger dated as of the date hereof, as it may be amended from time to time, by and among Parent, Boatramp Co., a Delaware corporation and a wholly owned subsidiary of Parent, NT Corporation and certain stockholders of NT Corporation listed on the signature pages thereof.

2. Any provision of this Agreement and Amendment No. 3 may be amended or waived only with the written consent of each party hereto. This Agreement and Amendment No. 3 shall not constitute an amendment or modification of any provision of the Merger Agreement not expressly referred to herein. Except as expressly amended or modified herein, the provisions of the Merger Agreement are and shall remain in full force and effect. Each reference to “hereof,” “hereunder,” “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Merger Agreement shall refer to the Merger Agreement as amended hereby.

3. This Agreement and Amendment No. 3 and the rights of the parties under it will be governed by and construed in all respects in accordance with the laws of the state of New York. The parties hereto hereby irrevocably waive any and all rights to trial by jury in any legal proceeding arising out of or related to this Agreement and Amendment No. 3.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth in the first paragraph hereof.

COMPANY:

ITC^DELTACOM, INC.

By:	/s/ Douglas A. Shumate
Name:	Douglas A. Shumate
Title:	Senior Vice President and Chief Financial Officer

[signatures of WCAS Securityholders on following pages]

WCAS CAPITAL PARTNERS III, L.P.

By:	WCAS CP III Associates L.L.C., General Partner

By:	/s/ Jonathan M. Rather
Name: Jonathan M. Rather
Title: Managing Member

WELSH, CARSON, ANDERSON & STOWE VIII, L.P.

By:	WCAS VIII Associates LLC, General Partner

By:	/s/ Jonathan M. Rather
Name: Jonathan M. Rather
Title: Managing Member

WCAS INFORMATION PARTNERS, L.P.

By:	WCAS Info Partners, General Partner

By:	/s/ Jonathan M. Rather
Name: Jonathan M. Rather
Title: Attorney-in-fact

Individual investors and trusts:

By:	/s/ Jonathan M. Rather

Jonathan M. Rather, as

Attorney-in-fact for the

individual investors listed below:

Patrick J. Welsh

Russell L. Carson

Bruce K. Anderson

Andrew M. Paul

Thomas E. McInerney

Robert A. Minicucci

Anthony J. de Nicola

Paul B. Queally

D. Scott Mackesy

Sanjay Swani

James Matthews

Laura VanBuren

Sean Traynor

John Almeida

Eric J. Lee

Jonathan M. Rather

IRA – f/b/o James Matthews

IRA f/b/o Jonathan M. Rather

Address of each of the WCAS Securityholders
Welsh, Carson, Anderson & Stowe 320 Park Avenue, Suite 2500 New York, NY 10022